                                    SCHEDULE II
                   SCHEDULE OF VALUATION AND QUALIFYING ACCOUNTS


                                                        Charges
                                         Balance at     to costs                    Balance at
                                         Beginning        and                         end of
                                         of period      expenses    Deductions(a)     period
                                        ------------  ------------  -------------  ------------
ALLOWANCE FOR DOUBTFUL ACCOUNTS:
  December 31,
    1998..............................  $  1,593,531  $  7,392,234   $(4,899,663)    $4,086,102
    1997..............................       761,372     3,890,525    (3,058,366)     1,593,531
    1996..............................       470,610       290,762                      761,372

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(a) Represents writeoffs, recoveries and other deductions.




                                    S-1